UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DXC Technology Company
(Name of Registrant as Specified in its Charter)

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Your Vote Counts! DXC TECHNOLOGY COMPANY 2025 Annual Meeting Vote by July 21, 202511:59 PM ET DXC INVESTOR RELATIONS 20408 BASHAN DRIVE SUITE 231 ASHBURN, VA 20147 You invested in DXC TECHNOLOGY COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 22, 2025. Get informed before you vote View the Notice, Proxy Statement and Annual Report to Stockholders online OR if you want to receive a paper or e-mail copy of these documents or proxy materials for future stockholder meetings, you must request them. To make your request, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Please make the request as instructed above prior to July 8, 2025 to facilitate timely delivery for the 2025 Annual Meeting. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote at the Virtual Meeting July 22, 2025 10:30 AM ET Virtually at: www.virtualshareholdermeeting.com/DXC2025 *You can also vote by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. Election of the ten nominees to the DXC Board of Directors Nominees: 1a.  David A. Barnes For 1b. Raul J. Fernandez For 1c. Anthony Gonzalez For 1d. David L. Herzog For 1e. Pinkie D. Mayfield For 1f. Karl Racine For 1g. Dawn Rogers For 1h. Carrie W. Teffner For 1i. Akihiko Washington For 1j. Robert F. Woods For 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026 For 3. Approval, in a non-binding advisory vote, of our named executive officer compensation For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.